                                AMENDMENT NO. 17

                                       TO

                              AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

        The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

        WHEREAS, the parties desire to amend the Agreement to reflect the addition of AIM Income Allocation Fund and AIM International Allocation Fund;

        NOW, THEREFORE, Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

        All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated:  October 28, 2005

                                   EACH FUND LISTED ON SCHEDULE A-1 ON
                                   BEHALF OF THE SHARES OF EACH PORTFOLIO
                                   LISTED ON SCHEDULE A-1

                                   By: ______________________________
                                          Name: Robert H. Graham
                                          Title: President

                                   EACH FUND LISTED ON SCHEDULE A-2 ON
                                   BEHALF OF THE SHARES OF EACH PORTFOLIO
                                   LISTED ON SCHEDULE A-2

                                   By: ______________________________
                                          Name: Robert H. Graham
                                          Title: President


                                        A I M DISTRIBUTORS, INC.

                                   By: ______________________________
                                          Name: Gene Needles
                                          Title: President

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

       AIM EQUITY FUNDS

       PORTFOLIOS

       AIM Aggressive Growth Fund
       AIM Blue Chip Fund
       AIM Capital Development Fund
       AIM Charter Fund
       AIM Constellation Fund
       14AIM Diversified Dividend Fund
       AIM Large Cap Basic Value Fund
       AIM Large Cap Growth Fund
       AIM Mid Cap Growth Fund
       AIM Select Basic Value Fund
       AIM Weingarten Fund

       AIM FUNDS GROUP

       PORTFOLIOS

       AIM Basic Balanced Fund
       AIM European Small Company Fund
       AIM Global Value Fund
       AIM International Small Company Fund
       AIM Mid Cap Basic Value Fund
       AIM Premier Equity Fund
       AIM Select Equity Fund
       AIM Small Cap Equity Fund

       AIM GROWTH SERIES

       PORTFOLIOS

       AIM Basic Value Fund
       AIM Conservative Allocation Fund
       AIM Global Equity Fund
       AIM Growth Allocation Fund
       AIM Income Allocation Fund
       AIM International Allocation Fund
       AIM Mid Cap Core Equity Fund
       AIM Moderate Allocation Fund
       AIM Moderate Growth Allocation Fund
       AIM Moderately Conservative Allocation Fund
       AIM Small Cap Growth Fund

       AIM INTERNATIONAL MUTUAL FUNDS

       PORTFOLIOS

       AIM Asia Pacific Growth Fund
       AIM European Growth Fund
       AIM Global Aggressive Growth Fund
       AIM Global Growth Fund
       AIM International Core Equity Fund
       AIM International Growth Fund

       AIM INVESTMENT FUNDS

       PORTFOLIOS

       AIM Developing Markets Fund
       AIM Global Health Care Fund
       AIM Trimark Fund
       AIM Trimark Endeavor Fund
       AIM Trimark Small Companies Fund

       AIM INVESTMENT SECURITIES FUNDS

       PORTFOLIOS

       AIM Global Real Estate Fund
       AIM High Yield Fund
       AIM Income Fund
       AIM Intermediate Government Fund
       AIM Money Market Fund
       AIM Municipal Bond Fund
       AIM Total Return Bond Fund
       AIM Real Estate Fund

       AIM SPECIAL OPPORTUNITIES FUNDS

       PORTFOLIOS

       AIM Opportunities I Fund
       AIM Opportunities II Fund
       AIM Opportunities III Fund

       AIM SUMMIT FUND

       AIM TAX-EXEMPT FUNDS

       PORTFOLIO

       AIM High Income Municipal Fund

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

        AIM COUNSELOR SERIES TRUST

        PORTFOLIOS

        AIM Advantage Health Sciences Fund
        AIM Multi-Sector Fund

        AIM SECTOR FUNDS

        PORTFOLIOS

        AIM Energy Fund
        AIM Financial Services Fund
        AIM Gold & Precious Metals Fund
        AIM Leisure Fund
        AIM Technology Fund
        AIM Utilities Fund

        AIM STOCK FUNDS

        AIM Dynamics Fund
        AIM Small Company Growth Fund